Exhibit 10.46

FIFTH AMENDMENT (2005-1) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION

AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2002 (the “Plan”), the Plan is hereby amended, effective as of the dates set forth below, as follows:

1.             Effective March 28, 2005, the first sentence of Section 7.5(a) is amended in its entirety to read as follows:

(a)                                  Effective for Plan Years beginning after December 31, 1997, with respect to Accrued Benefits payable by reference to an Exhibit which provided for the immediate cash-out of de minimis benefits prior to January 1, 1998, if the Actuarial Equivalent present value of Participant’s vested Accrued Benefit derived from Employer and Employee contributions does not exceed $5,000, the Participant or beneficiary entitled to such benefit will receive a single sum distribution of cash or property of the Actuarial Equivalent value of the entire vested Accrued Benefit; provided, however, that effective March 28, 2005, in the event of a mandatory distribution to a Participant in excess of $1,000, the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator if the Participant does not elect to receive the distribution in cash or have such distribution paid directly to an eligible retirement plan that he or she specifies.

2.             Effective January 1, 2005, the last paragraph of Section 16.23(a) is amended in its entirety as follows to clarify that Amphenol Optimize Manufacturing Company, Amphenol InterCon Systems, Inc., Fiber Systems International, Inc. and SV Microwave Technologies, Inc. are not Participating Employers, and Amphenol TCS is not a participating division or location of Amphenol Corporation:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc. Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Amphenol InterCon Systems, Inc., Fiber Systems International, Inc. and SV Microwave Technologies, Inc. are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston), Amphenol Phoenix Interconnect and Amphenol TCS are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

3.             Effective January 1, 2005, the last paragraph of Section 16.23(b) is amended in its entirety as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Amphenol InterCon Systems, Inc., Fiber Systems International, Inc. and SV Microwave Technologies, Inc. are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston), Amphenol Phoenix Interconnect and Amphenol TCS are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

4.             Effective January 1, 2005, the last paragraph of Section (a) of the cover sheet to Exhibit A, Eligible Class, is amended in its entirety as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Amphenol InterCon Systems, Inc., Fiber Systems International, Inc. and SV Microwave Technologies, Inc. are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston), Amphenol Phoenix Interconnect and Amphenol TCS are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

5.             Effective January 1, 2005, the last paragraph of Section (a) of the cover sheet to Exhibit B, Eligible Class, is amended in its entirety as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Amphenol InterCon Systems, Inc., Fiber Systems International, Inc. and SV Microwave Technologies, Inc. are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston), Amphenol Phoenix Interconnect and Amphenol TCS are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

AMPHENOL CORPORATION

BY:	/s/ Jerome F. Monteith
Jerome F. Monteith
Its: Vice President, Human Resources